Future Minimum Payments Under Non-Cancelable Operating Leases with Initial Terms of One-Year or More (Detail) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY
Operating Leased Assets [Line Items]
2013	$ 197,062	1,227,718
2014	117,777	733,765
2015	96,714	602,537
2016	76,903	479,111
2017	34,996	218,027
Thereafter	22,218	138,422
Operating Leases, Future Minimum Payments Due, Total	$ 545,670	3,399,580